UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 21, 2003



                                QUIET TIGER, INC.
                           (formerly Fan Energy Inc.)
             (Exact name of registrant as specified in its charter)



   Nevada                           333-47699                    77-0140428
--------------------------------------------------------------------------------
State or other jurisdiction         Commission                IRS Employer
Of incorporation                    File Number            Identification Number



668 N. 44'th Street, Suite 248 ,  Phoenix, Arizona                     85008
--------------------------------------------------------------------------------
     (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number including area code:   (602) 267-7500

ITEM 5. OTHER EVENTS

A majority of the shareholders of record on January 21, 2003 voted to amend the Articles of Incorporation of the Registrant to change the name of the Company to Quiet Tiger, Inc. and to change the authorized common shares to 350,000,000 and the authorized preferred shares to 50,000,000 as described in an information statement filed on Form 14C with the Securities and Exchange Commission on January 22, 2003 (see Exhibit 2). The Registrant filed with the Secretary of State of Nevada a Certificate of Amended Articles of Incorporation on February 18, 2003 which is filed herein as Exhibit 1.

On approximately February 20, 2003 the trading symbol of the Registrant was changed to QTIG.


ITEM 6: RESIGNATIONS OF REGISTRANT'S DIRECTORS

On April 10, 2003, Peter H. Jacobs and William Whitmore resigned as directors of Registrant without any disagreements. Mssrs. Jacobs and Whitmore are directors of Project 1000 Inc., a wholly owned subsidiary of SunnComm Technologies Inc., which owns approximately 41% of the outstanding shares of the Registrant.



ITEM 7: EXHIBITS

     (1) Certificate of Amendment of Articles of Incorporation filed February 18, 2003.
     (2) Definitive Form 14C filed with the Securities and Exchange Commission on January 22, 2003, incorporated herein by reference.




                                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 24, 2003

                                         FAN ENERGY INC.

                                         By  /s/ Wade P. Carrigan
                                             -------------------------------
                                                 Wade P. Carrigan, President